                                 LOAN AGREEMENT
                                 --------------

          This LOAN AGREEMENT ("Agreement") is made and entered into as of the 19th day of January, 1994, by and between ALLAN P. SHERMAN, an unmarried man ("Borrower"), and WABAN INC., a Delaware corporation ("Lender"), with reference to the following facts:

          A. Borrower is currently an employee of Lender. Pursuant to the terms of that certain Employment Agreement dated September 29, 1993, between Borrower and Lender, Lender has agreed to loan Borrower the sum of Seven Hundred Thousand Dollars ($700,000) (the "Loan") for the purpose of enabling Borrower to purchase a principal residence in the Southern California area.

          B. Lender hereby desires to make the Loan to Borrower, and Borrower desires to borrow the Loan from Lender, on the terms and conditions set forth herein.
          NOW, THEREFORE, for and in consideration of the foregoing facts and the terms and conditions contained herein, Borrower and Lender hereby agree as follows:
                                   ARTICLE I

                                    THE LOAN
                                    --------
          1.1  Loan.  Lender hereby agrees to make, and Borrower hereby agrees
               ----
to accept, a loan of Seven Hundred Thousand Dollars ($700,000) (the "Loan") upon the terms and conditions set forth in this Agreement and the documents and instruments executed in connection herewith.

          1.2  Note; Deed of Trust.  The Loan shall be evidenced by a Promissory
               -------------------
Note in the amount of the Loan (the "Note") in the form of Exhibit "A" attached
                                                           -----------
hereto. The Note shall be secured by a Deed of Trust ("Deed of Trust"), in the form attached hereto as Exhibit "B," encumbering that certain real property
                        ------------
improved with a residence and used for Borrower's principal residence and described in Exhibit "A" attached to the Deed of Trust (the "Property"), which
             -----------
encumbrance shall constitute a second priority lien on the Property. This Agreement, the Note, the Deed of Trust and any other documents executed in connection with this Agreement are collectively referred to herein as the "Loan Documents."

          1.3  Title Policy.  On the date the Deed of Trust is recorded in the
               ------------
Official Records of Orange County, California, and at the request and expense of Lender, Borrower shall provide Lender with a CLTA Lender's Title Insurance Policy naming Lender as an insured, with liability in the amount of the Loan, and showing that title to the Property is vested in Borrower, that the lien of the Deed of Trust is a valid second priority lien on the Property and that the Property is free from all other monetary liens or encumbrances and all liens, encumbrances, easements or other exceptions which could affect the marketability or use of the Property, except for that certain lien securing a loan from Chase Manhattan Bank to Borrower in the amount of $300,000 which is a first deed of trust encumbering the Property (the "Senior Lien").


                                   ARTICLE II

                               INTEREST RATE AND
                           REPAYMENT/MATURITY OF LOAN
                           --------------------------

          2.1  Interest.  Borrower shall have no obligation to pay interest
               --------
on the outstanding principal balance of the Loan.

          2.2  Maturity Date; Reduction of Principal.  The entire unpaid
               -------------------------------------
principal balance outstanding under the Loan, together with all other amounts due under the Loan Documents, shall be due and payable in full on January 25, 2001. Unless the Loan shall have been earlier accelerated pursuant to the terms hereof or of the Employment Agreement, Lender shall automatically reduce the principal balance outstanding under the Loan by the sum of $100,000 on each of January 25, 1995, 1996, 1997, 1998, 1999, 2000 and 2001 (each such date referred to herein as a "Loan Forgiveness Date"). On each Loan Forgiveness Date, Lender shall also pay to Borrower a "Loan Cash Payment" (as defined in the Employment Agreement) installment in accordance with the terms of the Employment Agreement. All sums payable as provided herein or in any other document required hereby shall be paid in lawful money of the United States of America.

          2.3  Acceleration Upon Default.  Upon occurrence of an Event of
               -------------------------
Default as specified in this Agreement, Lender shall have the option, without written notice or written demand, of declaring the principal balance of the Loan, to be immediately due and payable.

                                  ARTICLE III

                             DEFAULTS AND REMEDIES
                             ---------------------

          3.1  Defaults by Borrower.  The occurrence of any one or more of the
               --------------------
following shall constitute an "Event of Default" hereunder:

               (a)  Performance of Obligations.  If Borrower fails to timely
                    --------------------------
     perform any of his obligations or agreements contained in or required by this Agreement, the Loan Documents or any other document executed herewith or required hereby; or

               (b)  Transfer of Property.  If Borrower transfers the Property or
                    --------------------
     any portion thereof or interest therein in violation of the terms provided in Paragraph 5.3 hereof; or

               (c)  Senior Lien.  If Borrower defaults in the payment of any
                    -----------
     principal or interest under the note secured by the Senior Lien or other indebtedness secured by the Senior Lien or breaches or defaults in the performance of any other term, covenant, condition or obligation under the Senior Lien or document executed in connection with or evidencing the Senior Lien, including, without limitation, any deed of trust or assignment of rents, which is not cured within the applicable cure period set forth therein; or

               (d)  Employment.  Upon the occurrence of the events and subject
                    ----------
     to the conditions described in Paragraph 4.1.

          3.2  Remedies.  Upon the occurrence of any Event of Default, Lender
               --------
shall be entitled to declare the principal balance of the Loan, immediately due and payable, to demand payment thereof, and to exercise all other rights and remedies provided under this Agreement, the Loan Documents or any other documents executed in connection herewith or required hereby or otherwise available under applicable law.

                                   ARTICLE IV

                           TERMINATION OF EMPLOYMENT
                           -------------------------

          4.1  Termination of Employment.  Notwithstanding the maturity date set
               -------------------------
forth in Paragraph 2.2 of Article II hereof, the entire unpaid principal balance of the Loan, and all other sums owing under the Loan Documents, shall be due and payable, without demand or notice by Lender, 60 days after termination in the event Borrower shall voluntarily terminate his employment with Lender or shall be terminated by Lender "for Cause," (as defined in the Employment Agreement). As provided in the Employment Agreement, if Borrower's employment with Lender is terminated for any other reason, including, without limitation, a "Qualified Termination" (as defined in that certain Change of Control Severance Agreement ("Change of Control Agreement") dated September 29, 1993 between Borrower and Lender), the Loan and the Loan Documents shall remain in full force and effect.

                                   ARTICLE V

                             COVENANTS OF BORROWER
                             ---------------------

          5.1  Title Exceptions.  Borrower shall not impose any restrictive
               ----------------
covenants, easements, rights of way or encumbrances upon the Property without the prior written consent of Lender.

          5.2  Removal of Lien.  If at any time an encumbrance, lien or charge
               ---------------
(other than the Senior Lien) is placed or claimed upon the Property which adversely affects the use or marketability of the Property, Borrower shall satisfy and remove such encumbrance, lien or charge or provide affirmative title insurance coverage over such liens as Lender may require.

          5.3  Application of Proceeds from Sale of the Property; Subsequent
               -------------------------------------------------------------
Loans.  Borrower agrees that in the event he sells the Property, he will cause
- -----
the net proceeds from such sale to be applied to reduce the principal outstanding under the Loan and all other sums owing under the Loan Documents. Borrower agrees to give Lender prior written notice of any such sale of the Property. So long as the Loan is required to remain in effect in accordance with the provisions of the Employment Agreement if at any time Borrower subsequently purchases another principal residence within or outside the State of California prior to January 25, 2001, then Lender shall make a new loan ("New Loan") to Borrower at the closing of Borrower's subsequent purchase of such other principal residence in an amount equal to the net proceeds from the sale of the Property which have been repaid to Lender, which New Loan shall be on the same terms and conditions as set forth in the Loan Documents, including the maturity date, and which shall be secured by a first or second mortgage or deed of trust encumbering such new principal residence. The New Loan shall be considered a part of the Loan if any portion of the Loan is still outstanding at the time the New Loan is made. At the time Lender makes the New Loan to Borrower, the principal amount thereof shall be reduced by any debt reductions which would have occurred under Section 2.2 above and any Loan Cash Payments will be paid to Borrower which would have been paid under the Employment Agreement, had the Loan been continuously outstanding. The foregoing provisions shall apply to all subsequent sales and purchases of principal residences by Borrower prior to January 25, 2001, so long as the Loan is required to remain in effect in accordance with the provisions of the Employment Agreement.

                                   ARTICLE VI

                                  SENIOR LIEN
                                  -----------

          6.1  Notice.  Borrower agrees to cause to be recorded in the Official
               ------
Records of Orange County, California a Request for Notice Under Section 2924b of the California Civil Code with respect to the Senior Lien for the benefit of Lender.

          6.2  No Amendments.  Borrower agrees that he will not modify or amend
               -------------
the terms of the Senior Lien without the prior written consent of Lender.

          6.3  Senior Lien Notices.  Borrower agrees to promptly notify Lender
               -------------------
of any and all material notices of default or non-performance which Borrower receives from the holder of the Senior Lien.

          6.4  Aggregate Amount of Encumbrances.  Borrower agrees that the
               --------------------------------
aggregate face amount of all indebtedness secured by the Property, including the Senior Loan and the Loan, shall not exceed the purchase price paid by Borrower for the Property.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS
                            ------------------------

          7.1  Notices.  All notices required or permitted under this Agreement
               -------
shall be in writing and addressed to the respective party as hereinafter set forth.
          Borrower:      Mr. Allan P. Sherman
                         2198 Ruby Place
                         Laguna Beach, California   92651

          Lender:        Waban Inc.
                         One Mercer Road
                         Natick, Massachusetts   01760
                         Attn:  President

          and a copy to: Waban Inc.
                         One Mercer Road
                         Natick, Massachusetts   01760
                         Attn:  General Counsel

Notices may be delivered in person, by facsimile, by private carrier for overnight delivery, or by registered or certified mail, return receipt requested, postage prepaid and properly addressed as hereinabove set forth. All notices so given shall be deemed effective upon personal delivery, facsimile confirmation, the next day following delivery to an overnight carrier, or three days after deposit into the U.S. Mail. The addresses above set forth may be changed from time to time by either of the parties upon written notice to the other.

          7.2  No Assignment.  Borrower shall not assign any of his rights under
               -------------
this Agreement and any purported assignment in violation hereof shall be void.

          7.3  No Waiver.  No failure on Lender's part at any time to require
               ---------
the performance by Borrower of any term of this Agreement shall in any way affect Lender's rights to subsequently enforce such term, nor shall any omission on Lender's part to notify Borrower of any event which would constitute an Event of Default be construed as a waiver of such Event of Default or any right or remedy of Lender, nor shall any waiver by Lender of any term hereof be taken or held to be a waiver of any other term hereof.

          7.4  Certification by Borrower.  Borrower certifies to Lender that
               -------------------------
Borrower reasonably expects to be entitled to and will itemize deductions on his Federal Income Tax Return until such time as the outstanding balance of the Loan is paid in full.

          7.5  Successors.  The provisions of this Agreement shall be binding
               ----------
upon and shall inure to the benefit of each of the parties hereto and their respective successors in interest, heirs, personal representatives, and the assigns of Lender. With respect to Lender, successors in interest shall include, but not be limited to, any successors by way of merger, acquisition or the sale of substantially all of Lender's assets.

          7.6  Governing Law.  This Agreement shall be interpreted and enforced
               -------------
under the laws of the State of California.

          7.7  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which together shall constitute one and the same instrument.

          7.8  Severability.  In the event any of the provisions of this
               ------------
Agreement are determined to be invalid or unenforceable, such provisions shall be deemed severed from the remainder of this Agreement and shall not cause the invalidity or unenforceability of the remainder of this Agreement.

          7.9  Integration.  This Agreement, the Note, the Deed of Trust, the
               -----------
Employment Agreement, the Change of Control Agreement and the exhibits hereto contain the sole and entire agreement and understanding of the parties with respect to the entire subject matter hereof. Any and all prior discussions, negotiations, commitments and understandings related hereto or thereto are hereby merged herein or therein. There are no representations, oral or otherwise, express or implied, made by any party, other than those contained herein or therein.

          7.10 Amendment.  This Agreement may not be modified, changed, amended,
               ---------
varied or waived except in a writing executed by each of the parties hereto.

          7.11 Further Assurances.  Each of the parties hereto agrees to
               ------------------
execute any and all documents or instruments reasonably necessary to effectuate the transaction contemplated hereby or to confirm or clarify any provision of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


       BORROWER:                /s/ Allan P. Sherman
                                -----------------------------------
                                ALLAN P. SHERMAN

       LENDER:                  WABAN INC., a Delaware corporation

                                By: /s/ Herbert J. Zarkin
                                   --------------------------------
                                   Herbert J. Zarkin
                                   President

                                By: /s/ Edward J. Weisberger
                                   --------------------------------
                                   Name:
                                        ---------------------------
                                   Title: Vice President-Finance
                                         --------------------------

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